SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of Report (Date of earliest event reported): AUGUST 27, 1997

                            NORTH LILY MINING COMPANY
             (Exact name of registrant as specified in its charter)

         UTAH                     0-16740                         87-01593350
(State or other jurisdic-     (Commission File                 (IRS Employer
 tion of incorporation)            Number)                   Identification No.)

              1800 GLENARM PLACE, SUITE 210, DENVER, COLORADO 80202
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 294-0427

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)














Exhibit index on consecutive page 2                            Page 1 of 4 pages

ITEM 1.                 CHANGES IN CONTROL OF REGISTRANT.

                        Not Applicable

ITEM 2.                 ACQUISITION OR DISPOSITION OF ASSETS.

                        Not Applicable

ITEM 3.                 BANKRUPTCY OR RECEIVERSHIP.

                        Not Applicable

ITEM 4.                 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

                        Not Applicable

ITEM 5.                 OTHER EVENTS.

                        Pursuant to General Instruction F to Form 8-K, the registrant hereby incorpo rates by reference the information contained in the news release, a copy of which is filed as an exhibit to this report.

ITEM 6.                 RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                        Not Applicable

ITEM 7.                 FINANCIAL STATEMENTS AND EXHIBITS.

                        (a)         Financial statements of businesses acquired:

                                    Not applicable

                        (b)         Pro forma financial information:

                                    Not applicable

                        (c)         Exhibits:

                        REGULATION                                                                                 CONSECUTIVE
                        S-K NUMBER                        DOCUMENT                                                 PAGE NUMBER

                           20.1                           News Release dated August 27, 1997                            4


ITEM 8.                 CHANGE IN FISCAL YEAR.

                        Not Applicable

ITEM 9.                 SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

                        Not applicable.

                                                               Page 2 of 4 pages

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORTH LILY MINING COMPANY



Date: August 28, 1997                      By:/S/STEPHEN E. FLECHNER
                                                 Stephen E. Flechner
                                                 President

08-27-97.8-K

                                                               Page 3 of 4 pages